                       SECURITIES AND EXCHANGE COMMISSION

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) February 26, 2001

                                Bio-Plexus, Inc.
               (Exact Name of Registrant as Specified in Charter)

        Connecticut                      0-24128                 06-1211921
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)

                      129 Reservoir Road, Vernon, CT 06066
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (860) 870-6112



          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events


         Bio-Plexus, Inc. (the "Company") reports that it has received a Nasdaq Staff Determination Letter dated February 26, 2001, indicating that the Company failed to comply with the Net Tangible Assets, Market Capitalization and Net Income requirements for continued listing set forth in Marketplace Rules 4310(c)(2)(B), and that its securities, would, therefore, be delisted from the Nasdaq SmallCap Market at the opening of business on March 6, 2001. The press release related to such action is Exhibit 99.1 to this filing, and is incorporated herein by reference.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              BIO-PLEXUS, INC.



                                               By:/s/ Kimberley A. Cady
                                                  ------------------------------
                                             Name:   Kimberley A. Cady
                                            Title:   Chief Financial Officer and
                                                     Vice President of Finance

Date:  February 27, 2001



                                  EXHIBIT INDEX


Exhibit No.         Description

  99.1              Press Release announcing Nasdaq delisting.